Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA DFA Ultra Short Bond Portfolio

(the “Portfolio”)

Supplement dated October 20, 2020

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2020, as supplemented and amended to date

Effective immediately, the following changes are made:

The last paragraph of the subsections entitled “Portfolio Turnover” is deleted in its entirety and replaced with the following:

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

In the Sections entitled “Principal Risks of Investing in the Portfolio,” the Active Trading Risk is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-USB1.2 (10/20)